UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2026

Apollo IG Core Replacement, L.P.

(Exact name of Registrant as Specified in Charter)

Delaware	000-56768	39-2921848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 41st Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 7, 2026, Apollo IG Core Replacement, L.P. (“Apollo IG Core”) filed a Current Report on Form 8-K (the “Original Form 8-K”) that reported, under Item 3.02 (Unregistered Sales of Equity Securities), the issuance of unregistered limited partnership interests for aggregate consideration of approximately $500.0 million in cash. Those interests were issued by a parallel fund of Apollo IG Core and were not limited partnership interests in Apollo IG Core. As a result, no disclosure under Item 3.02 was required, and Apollo IG Core is filing this Amendment No. 1 on Form 8-K/A to amend and restate the Original Form 8-K solely to remove Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2026, Apollo IG Core entered into a Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) with Apollo IG Core Replacement Advisors, L.P., a Cayman Islands exempted limited partnership, in its capacity as general partner of Apollo IG Core (the “General Partner”), and each of Apollo IG Core’s limited partners, which Partnership Agreement implements the addition of two additional aggregator entities into the fund structure. The Partnership Agreement amends and restates in its entirety the Amended and Restated Agreement of Limited Partnership of Apollo IG Core, dated as of August 1, 2025. A description of the Partnership Agreement was included under “Item 1. Business - General Overview - Partnership Agreement” of Apollo IG Core’s Annual Report on Form 10-K and is incorporated by reference herein.

The foregoing description of the Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Partnership Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On July 1, 2026, the investment manager of Apollo IG Core determined the net asset value of Apollo IG Core as of May 31, 2026 was $1,836.8 million. For additional information, please see Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Agreement of Limited Partnership, dated as of June 30, 2026, among Apollo IG Core Replacement Advisors, L.P. and the other parties thereto
99.1	Net Asset Value as of May 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO IG CORE REPLACEMENT, L.P.

	By:	Apollo IG Core Replacement Advisors, L.P., its general partner

	By:	Apollo IG Core Replacement Advisors GP, LLC, its general partner

Date: August 4, 2026	By:	/s/ Michael Martinez
		Name:	Michael Martinez
		Title:	Chief Financial Officer